                                                                    EXHIBIT 10.6

                              AMENDED AND RESTATED

                            STOCKHOLDERS' AGREEMENT

                                    BETWEEN

                        CENTURY MAINTENANCE SUPPLY, INC.

                        AND CERTAIN OF ITS STOCKHOLDERS

                               TABLE OF CONTENTS
                               -----------------

                                                                                    PAGE
                                                                                    ----

ARTICLE I      NATURE AND PURPOSES OF AGREEMENT.....................................  1

ARTICLE II     DEFINITIONS..........................................................  1
        2.1    Board................................................................  2
        2.2    Cash.................................................................  2
        2.3    Commission...........................................................  2
        2.4    Confidential Information.............................................  2
        2.5    Control..............................................................  2
        2.6    Immediate Family.....................................................  2
        2.7    Initial Public Offering..............................................  2
        2.8    Offering Stockholder.................................................  2
        2.10   Other Stockholder....................................................  2
        2.11   Permitted Transferee.................................................  3
        2.12   Required Interest....................................................  3
        2.13   Securities Act.......................................................  3
        2.14   Share................................................................  3
        2.15   Stockholder..........................................................  3
        2.16   Transfer.............................................................  3

ARTICLE III    TRANSFER RESTRICTIONS GENERALLY......................................  3
        3.1    Stockholders' Agreement..............................................  3
        3.2    New Stockholders.....................................................  3
        3.3    Pre-Transfer Notice Requirement......................................  4
        3.4    Transfer by Pledge...................................................  4
        3.5    Credit Agreement.....................................................  5

ARTICLE IV     PERMITTED TRANSFERS..................................................  5
        4.1    Permitted Transfers..................................................  5
        4.2    Transfers by Permitted Transferees...................................  5
        4.3    Restrictions on Permitted Transfers by Sale..........................  5

ARTICLE V      VOLUNTARY TRANSFER RESTRICTIONS......................................  6
        5.1    Transfers to Non-Stockholders........................................  6
        5.2    Buy-Out Offers.......................................................  8
        5.3    Two-Year Restriction.................................................  9
        5.4    Transfer of Shares by FSEP IV; Rights of Inclusion...................  9

ARTICLE VI     INVOLUNTARY TRANSFER RESTRICTIONS.................................... 11
        6.1    Involuntary Transfers................................................ 11
        6.2    Transfers in Bankruptcy.............................................. 12
ARTICLE VII    PURCHASE UPON DEATH, DIVORCE OR TERMINATION OF EMPLOYMENT............ 12

         7.1   Death of Stockholder's Spouse........................................ 12
         7.2   Death of Stockholder................................................. 12
         7.3   Life Insurance....................................................... 13
         7.4   Divorce of Stockholder and Stockholder's Spouse...................... 13
         7.5   Termination of Employment............................................ 14

ARTICLE VIII   PURCHASE PRICE AND TERMS............................................. 14
         8.1   Purchase Price....................................................... 14
         8.2   Payment of Purchase Price............................................ 14

ARTICLE IX     EFFECTIVE DATES...................................................... 15
         9.1   Closing Date......................................................... 15
         9.2   Notices; Offers; Acceptances......................................... 16

ARTICLE X      ENFORCEMENT.......................................................... 16
        10.1   Creation of Sufficient Surplus....................................... 16
        10.2   Endorsements on Stock Certificates................................... 16
        10.3   Breach............................................................... 17
        10.4   Governing Law........................................................ 17
        10.5   Severability......................................................... 17

ARTICLE XI     EFFECT............................................................... 17
        11.1   Previous Agreements Superseded....................................... 17
        11.2   Binding Effect....................................................... 17
        11.3   Stockholders' Spouses................................................ 18
        11.4   Representations and Warranties....................................... 18
        11.5   Effectiveness........................................................ 18

ARTICLE XII    AMENDMENT AND TERMINATION............................................ 18
        12.1   Amendment............................................................ 18
        12.2   Termination.......................................................... 18
        12.3   Notice............................................................... 19

ARTICLE XIII   OTHER AGREEMENTS..................................................... 19
        13.1   "Market Stand-Off" Agreement......................................... 19

ARTICLE XIV    MISCELLANEOUS........................................................ 19
        14.1   Gender and Certain References........................................ 19
        14.2   Counterparts......................................................... 19

SCHEDULE 1 .........................................................................  1
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                                       ii


EXHIBIT 3.2      ADOPTION OF AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT...........  1
-----------
EXHIBIT 8.2(a)   PROMISSORY NOTE............................................Page 1 of 3
--------------
EXHIBIT 8.2(b)   STOCK PLEDGE AND PURCHASE MONEY SECURITY AGREEMENT.........Page 1 of 7

                              AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT


     THIS AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT ("AGREEMENT") is entered into as of May 5, 1998, by and among Century Maintenance Supply, Inc., a Delaware corporation having its principal place of business at 9100 Winkler Drive, Houston, Texas 77017 (the "COMPANY"), the stockholders listed in Schedule
                                                                        --------
1 ("STOCKHOLDERS"), and the spouses of the Stockholders listed on the following
-
execution pages ("STOCKHOLDERS' SPOUSES"), Dennis Bearden, and FS Equity Partners IV, L.P. ("FSEP IV").

                                   ARTICLE I

                        NATURE AND PURPOSES OF AGREEMENT

     The Company, the Stockholders, the Stockholders Spouses, and Dennis Bearden executed that certain Stockholders Agreement dated June 30, 1997 (the "EXISTING AGREEMENT"). The Stockholders and Dennis Bearden currently own beneficially and of record all of the Company's issued and outstanding shares of common stock, par value $.001 per share, being a total of 10,000,000 shares, as shown on
Schedule 1.
----------

     The Stockholders, Dennis Bearden and FSEP IV currently contemplate entering into a recapitalization transaction and, in connection therewith, desire to amend and restate the Existing Agreement on the terms contemplated herein, such amendment to be effective concurrent with and only upon the consummation of the transactions contemplated by that certain Agreement and Plan of Merger entered into as of May 5, 1998 by and among Century Acquisition Corporation, a Delaware corporation, FSEP IV, the Stockholders, the Company and Dennis Bearden (the "MERGER AGREEMENT").

     As used in this Agreement, the term "STOCKHOLDER'S SPOUSE" means a spouse of a Stockholder if and only to the extent that such spouse does not own Shares of record.

     In consideration of the premises and mutual covenants of this Agreement, and the execution of this Agreement by the Company, the Stockholders, the Stockholders' Spouses, Dennis Bearden and FSEP IV, the parties to this Agreement covenant and agree as follows:

                                   ARTICLE II

                                  DEFINITIONS

     As used in this Agreement, each parenthetically or otherwise defined capitalized term in the recitals to, and in other Articles of, this Agreement shall have the meaning so ascribed to it (either in this Agreement or in the Merger Agreement), and each of the following terms shall have the meaning ascribed to it in this Article II:

      2.1 BOARD. "BOARD" shall mean the members of the Board of Directors of the Company.

      2.2 CASH. "CASH" shall include cash or other immediately available funds constituting or payable in legal tender of the United States of America.

      2.3 COMMISSION. "COMMISSION" shall mean the United States Securities and Exchange Commission, or any federal agency administering the Securities Act at any given time.

      2.4 CONFIDENTIAL INFORMATION. "CONFIDENTIAL INFORMATION" shall mean and include, but is not limited to, the following forms of information relating to the Company and other information of a similar nature (whether reduced to a tangible manifestation): discoveries; ideas; concepts; designs; drawings; specifications; techniques; computer flow charts, programs and software; models; data; documentation; diagrams; research; development; processes; procedures; "know-how;" marketing, licensing and franchising techniques; materials; plans; customer names and lists; agents names and lists; files and other information related to past and prospective customers or agents; con tracts; cost data, pricing policies and financial information; and any information specifically designated as Confidential Information. Confidential Information also shall include any information described in the preceding sentence that the Company obtains from another party and which the Company treats or has agreed to treat as confidential.

      2.5 CONTROL. "CONTROL" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

      2.6 IMMEDIATE FAMILY. "IMMEDIATE FAMILY" shall mean parents, siblings, spouse during marriage and not incident to divorce, lineal descendants (including those by adoption) and spouses of lineal descendants.

      2.7 INITIAL PUBLIC OFFERING. "INITIAL PUBLIC OFFERING" shall mean the consummation of the sale of Common Stock to the general public in a bona fide firm commitment underwritten public offering pursuant to a registration statement filed with, and declared or ordered effective by, the Commission under the Securities Act, pursuant to which the Company receives net proceeds of at least $5,000,000.

      2.8 OFFERING STOCKHOLDER. "OFFERING STOCKHOLDER" shall mean a Stockholder who intends to Transfer all or any portion of his Shares to any person other than a Permitted Transferee.

     2.9 1998 OPTION PLANS. "1998 OPTION PLANS" shall mean the Century Maintenance 1998 Stock Option Plan and the Century Maintenance 1998 Performance Stock Option Plan, each as they may be amended from time to time.

     2.10 OTHER STOCKHOLDER. "OTHER STOCKHOLDER" shall mean any Stockholder who is not an Offering Stockholder and who is not a Permitted Transferee.

     2.11 PERMITTED TRANSFEREE. "PERMITTED TRANSFEREE" shall mean any of the persons listed in Section 4.1 of Article IV.

     2.12 REQUIRED INTEREST. "REQUIRED INTEREST" shall mean the stockholders of the Company, including FSEP IV, who, at any given time, own of record and beneficially more than 50% of the then issued and outstanding Shares; provided, that FSEP IV shall no longer be included within the "Required Interest" once FSEP IV's percentage ownership in the Company (calculated on the fully diluted basis) drops below 20%.

     2.13 SECURITIES ACT. "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any given time.

     2.14 SHARE. "SHARE" shall mean a share of common stock of the Company, par value $.001 per share, now outstanding or subsequently acquired by the Stockholders, and any instrument convertible into or constituting an option to acquire Shares (other than options outstanding under the 1998 Option Plan, and shares issued upon exercise thereof). All references to Shares owned by a Stockholder include the community interest, if any, of the spouse of that Stockholder.

     2.15 STOCKHOLDER.  "STOCKHOLDER" shall mean the persons listed in Schedule
                                                                       --------
1 as well as any person or entity (other than Dennis Bearden or FSEP IV) that
-
becomes a Stockholder of the Company in accordance with the provision of Section
3.2 hereof; if the Stockholder is deceased, the executor or legal representative of the deceased Stockholder's estate, the Trustee of a trust created under the deceased Stockholder's Last Will and Testament, or a legatee, beneficiary, heir or successor in interest; and any other persons who become parties to this Agreement pursuant to the terms of this Agreement.

     2.16 TRANSFER. "TRANSFER" shall mean any direct or indirect sale, assignment, gift, devise, pledge, hypothecation or other encumbrance, or any other disposition of Shares (or any interest in or voting power of Shares) either voluntarily or by operation of law.

                                  ARTICLE III

                        TRANSFER RESTRICTIONS GENERALLY

     3.1 STOCKHOLDERS' AGREEMENT. Each Stockholder and Stockholder's Spouse covenants and agrees that he or she will not Transfer or permit to be Transferred all or any portion of the Shares now owned or subsequently acquired by him or her, except in accordance with and subject to the terms and conditions of this Agreement. A counterpart of this Agreement, as it may be amended from time to time, shall be maintained by the Company at its principal place of business.

     3.2 NEW STOCKHOLDERS. Notwithstanding any other provision of this Agreement, other than as contemplated by the Merger Agreement, no Shares shall be issued or Transferred to any person who is not a party to this Agreement. As a condition precedent to the acquisition of Shares by any proposed transferee (other than Dennis Bearden or FSEP IV), each Stockholder authorizes and directs the Company, prior to Transferring or issuing Shares to any transferee, to execute, on its behalf and as agent for each Stockholder and Stockholder's Spouse, with that transferee and, if applicable, that transferee's spouse, an adoption agreement pursuant to which he or they agree to be bound by this Agreement in substantially in the form attached hereto as EXHIBIT 3.2. By executing the adoption agreement, that transferee, transferee's spouse, heirs, legatees and legal representatives consent and agree to be bound by the terms and conditions of this Agreement. Upon execution of the adoption agreement, that transferee and transferee's spouse shall become a "STOCKHOLDER" and a "STOCKHOLDER'S SPOUSE" for all purposes of this Agreement as if an original party. The Company agrees that it will not issue or Transfer any Shares to any proposed transferee without first executing such an adoption agreement with the transferee and transferee's spouse, and further agrees to affix the endorsements required by Section 10.2 to the stock certificate(s) issued to the new Stockholder. The Company also agrees that it will attach a copy of the adoption agreement to the Company's copy of this Agreement.

      3.3 PRE-TRANSFER NOTICE REQUIREMENT. Prior to attempting any Transfer of Shares, each Stockholder shall:

          (a) give written notice to the Company, Dennis Bearden and the Other Stockholders describing the proposed Transfer and the proposed transferee in detail, describing the number of Shares owned by the Stockholder, the number of Shares the Stockholder proposes to Transfer, the consideration and terms of the Transfer and any other specific information which may be required elsewhere in this Agreement; and

          (b) provide whatever other information the Company reasonably requests.

      3.4 TRANSFER BY PLEDGE. No Shares shall be pledged or otherwise voluntarily encumbered unless the Board approves the pledge or other encumbrance. The Board shall have sole discretion to allow any Shares to be pledged for any purpose. If the Board approves a pledge of Shares, then the following procedure will be followed:

          (a) The Company, Dennis Bearden and the Other Stockholders will receive at least sixty (60) days notice prior to any pledge or encumbrance of Shares specifying the person to whom the Shares will be pledged or otherwise encumbered, and the location at which the certificates representing the Shares will be held;

          (b) The Company, Dennis Bearden and the Other Stockholders shall be provided, promptly upon execution by the pledging Stockholder, with copies of all security agreements relating to the pledged Shares and a summary of any oral agreements affecting the Shares, all as amended from time to time; and

          (c) The pledging Stockholder and the secured party under the pledge or encumbrance (including any trustees or agents for the secured party) shall execute and deliver an amendment to this Agreement in form and substance satisfactory to the non-pledging Stockholders and Company to the effect that (i) those persons agree to be bound by the terms of this Agreement, (ii) the secured party shall notify the Company and non-pledging Stockholders of the date, time and location of any foreclosure upon pledged or encumbered Shares at least sixty
(60) days prior to the foreclosure, (iii) that any notice of foreclosure shall be deemed to be an offer by the pledging Stockholder to sell the pledged Shares to the secured party at the price established under Section 8.1 and on the terms described under Section 8.2, which offer shall entitle the Company and the non-pledging Stockholders to purchase the pledged Shares pursuant to Section 5.1, and (iv) if the

Company and/or the non-pledging Stockholders elect to purchase the pledged Shares within the sixty (60) day period, the foreclosure shall not be held and the pledged Shares shall be sold and delivered by the pledging Stockholder and the secured party to the Company and/or the non-pledging Stockholders, as applicable, at the price and on the terms established in accordance with Sections 8.1 and 8.2 of this Agreement.

If for any reason the pledged Shares are foreclosed upon, the foreclosure shall be considered an involuntary Transfer and the provisions of Article VI shall govern.

      3.5 CREDIT AGREEMENT. Notwithstanding any other provision of this Agreement, a Transfer of Shares shall not be permitted if, in the Company's reasonable judgment (as evidenced conclusively by a resolution of the Board), that Transfer would cause an event of default under any credit agreement or loan agreement to which the Company is a party as a borrower, and the lender in the credit agreement or loan agreement has not waived the default which would result from the proposed Transfer.

                                   ARTICLE IV

                              PERMITTED TRANSFERS

      4.1 PERMITTED TRANSFERS.

          (a) Subject to the provisions of Section 4.2, the provisions of
Article V shall not apply to any Transfer by any Stockholder during his lifetime to another existing Stockholder whether by gift, inheritance, sale or other form of transfer. Except as to any Permitted Transferee described in this Section
4.1 who is a Stockholder prior to a Transfer of Shares made pursuant to this
Section 4.1, a Permitted Transferee shall not be considered a Stockholder for purposes of this Article IV but, in all other respects, the terms and provisions of this Agreement shall bind a Permitted Transferee as a Stockholder.

          (b) The provisions of Articles III and V of this Agreement shall not apply to any Transfer by any Stockholder pursuant to the provisions of the Merger Agreement.

      4.2 TRANSFERS BY PERMITTED TRANSFEREES. The provisions of Article V shall not apply to any Transfer by a Permitted Transferee, or to any existing Stockholder, to another Stockholder during his lifetime.

      4.3 RESTRICTIONS ON PERMITTED TRANSFERS BY SALE. Notwithstanding any other provision of this Article IV, the provisions of Article V shall apply to a Stockholder's Transfer by sale or other disposition for consideration of all or any portion of his Shares to any member of his Immediate Family.

                                   ARTICLE V

                        VOLUNTARY TRANSFER RESTRICTIONS

      5.1 TRANSFERS TO NON-STOCKHOLDERS. A voluntary Transfer of Shares to any person who is not a Stockholder is subject to the following provisions (all terms defined in this Section 5.1 apply only to the provisions of this Section 5.1):

          (a) Notice Requirement.  Prior to any voluntary Transfer of any Shares
              ------------------
to any person who is not then a Stockholder, the Offering Stockholder shall first simultaneously send written notice to the Board, Dennis Bearden, and FSEP IV and the Other Stockholders of his intention to Transfer all or a portion of his Shares to a transferee who has a bona fide intent and the ability to acquire the subject shares, (the "OFFERING NOTICE"). The Offering Notice shall contain a conformed copy of the proposed transferee's offer to purchase, and shall describe the number of Shares involved (the "OFFERED SHARES"), the price per Share which the proposed transferee will pay, the terms and conditions of payment to be made by the proposed transferee, and the name of the proposed transferee. The Offering Notice shall constitute an offer to sell the Offered Shares in whole or in part to the Company. The Offering Stockholder promptly shall notify the Board, Dennis Bearden, FSEP IV and the Other Stockholders in writing of any changes in the terms of the Offering Notice, which subsequent notice shall constitute a new offer for purposes of this Section 5.1. Unless the Offering Stockholder and his proposed transferee mutually agree in writing to terminate the proposed Transfer, all offers to the Company, Dennis Bearden, FSEP IV and the Other Stockholders under this Section 5.1 shall be irrevocable during the Option Period, as defined below.

          (b) Right of First Refusal.  Subject to Section 5.1(c), (d), (e) and
              ----------------------
(g), for a maximum period of sixty (60) days after the date on which the Board receives the Offering Notice (the "OPTION PERIOD"), the Company shall have the right to elect to purchase all or any portion of the Offered Shares, Dennis Bearden and FSEP IV shall have the pro rata right to elect to purchase all or any portion of the Offered Shares which the Company does not elect to purchase, and the Other Stockholders shall have the right to elect to purchase all or any portion of the Offered Shares which the Company, Dennis Bearden and FSEP IV have elected not to purchase, in either case (1) at the lesser of (i) the offering price specified in the Offering Notice, or (ii) the purchase price as determined under Section 8.1, and (2) on the terms described in the Offering Notice or on the terms described in Section 8.2.

          (c) Company's First Option.  During the first twenty (20) days of the
              ----------------------
Option Period, the Company shall have an exclusive option to purchase all or any portion of the Offered Shares. If the Company desires to exercise its option in whole or in part, then no later than 11:59 P.M. Houston, Texas time on the twentieth (20th) day of the Option Period, the Company shall deliver to the Offering Stockholder, Dennis Bearden, FSEP IV and the Other Stockholders a written notice which indicates its acceptance of the offer to purchase Offered Shares, and specifies the number of Offered Shares which it has elected to purchase, and its selection of offering price and terms.

          (d) Option of Dennis Bearden and FSEP IV.  If the Company does not
              ------------------------------------
timely deliver the written notice contemplated by Section 5.1(c) or such notice indicates that the Company has committed to purchase less than 100% of the Offered Shares, then during the period beginning at 12:00 A.M. Houston, Texas time on the twenty-first (21st) day of the Option Period and ending at 11:59 P.M. Houston, Texas time on the forty-fifth (45th) day of the Option Period, Dennis Bearden and FSEP IV shall have an exclusive option to purchase, on a pro rata basis based on the percentage of the outstanding capital stock of the Company (calculated on a fully diluted basis) then held by each of such stockholders, all or any portion of the Offered Shares which the Company did not commit to purchase during the first twenty (20) days of the Option Period. If either FSEP IV or Dennis Bearden desires to exercise its option in whole or in part, then no later than 11:59 P.M. Houston, Texas time on the forty-fifth (45th) day of the Option Period, it shall deliver written notice to the Company and the Offering Stockholder which indicates its acceptance of the offer to purchase Offered Shares, and specifies the maximum number of Offered Shares which it has elected to purchase, and its selection of offering price and terms.

          (e) Other Stockholders' Option.  During the period beginning at 12:00
              --------------------------
A.M. Houston, Texas time on the forty-sixth (46th) day of the Option Period and ending at 11:59 P.M. Houston, Texas time on the sixtieth (60th) day of the Option Period, the Other Stockholders shall have an exclusive option to purchase all or any portion of the Offered Shares which Dennis Bearden and FSEP IV did not commit to purchase on or before the forty-fifth (45th) day of the Option Period. If any Other Stockholder desires to exercise his option under this
Section 5.1(e) in whole or in part, then no later than 11:59 P.M. Houston, Texas time on the sixtieth (60th) day of the Option Period, the Other Stockholder shall deliver to the Offering Stockholder and the Board a written notice which indicates his acceptance of the offer to purchase Offered Shares, and specifies the total number of Offered Shares which he has elected to purchase and his selection of offering price and terms. The actual number of Offered Shares which each Other Stockholder who has delivered such notice will be entitled to purchase shall be pro rata. If as a result of such allocation any Other Stockholder is allocated a number of Offered Shares to purchase which is greater than the number of Offered Shares which he committed to purchase, then the excess Shares shall be reallocated on a pro rata basis among the remaining Other Stockholders who were not allocated the full number of Shares which they committed to purchase.

          (f) Remaining Shares.  If the Company, Dennis Bearden, FSEP IV and the
              ----------------
Other Stockholders do not timely deliver the written notice(s) contemplated by
Section 5.1, or if such written notice(s) indicates that the Company, Dennis Bearden, FSEP IV or the Other Stockholders committed to purchase less than 100% of the Offered Shares, then the maximum number of Offered Shares which the Offering Stockholder will be entitled to sell pursuant to the terms of the Offering Notice shall be equal to the difference between the total number of Offered Shares, less the total number of Offered Shares which the Company, Dennis Bearden, FSEP IV and/or the Other Stockholders elected to purchase (the "REMAINING SHARES").

          (g) Lapse.  If the Company, Dennis Bearden, FSEP IV or  the Other
              -----
Stockholders fail to notify the Offering Stockholder of their respective elections under this Section 5.1, or if the Company's, FSEP IV, Dennis Bearden's and Other Stockholders' notice(s) to the Offering Stockholder shall specify for purchase less than 100% of the Offered Shares, then the offer by the Offering Stockholder to the Other Stockholders, Dennis Bearden, FSEP IV and the Company to the extent not accepted shall lapse sixty (60) days after the date on which the Board receives the Offering Notice.

          (h) Continuation of Restrictions.  Upon the lapse in whole or in part
              ----------------------------
of the offer to the Other Stockholders, Dennis Bearden, FSEP IV and the Company, the Offering Stockholder shall be free to Transfer the Remaining Shares in strict compliance with the terms of the Offering

Notice for a period of sixty (60) days thereafter, but after such sixty (60) day period, the restrictions of this Agreement shall again apply. Shares so Transferred shall be subject to the terms and conditions of this Agreement in accordance with the provisions of Section 3.2.

      5.2 BUY-OUT OFFERS. Notwithstanding any other provision of this Article V, if any Stockholder, Dennis Bearden, FSEP IV or the Company receives a Buy-Out Offer (as defined below) and a Required Interest elects to accept such offer as to their Shares, then the Required Interest shall have the right to require that all Stockholders sell 100% of their Shares to the Buy-Out Offer or (as defined below) on the same terms and subject to the same conditions of purchase and sale. A "BUY-OUT OFFER" means an offer made by any person who is not then a Stockholder to purchase all but not less than all of the then issued and outstanding Shares. A "BUY-OUT OFFEROR" means the person(s) who makes a Buy-Out Offer. Notwithstanding the foregoing, if FSEP IV proposes to sell to a third party buyer all or (in a transaction which contemplates the partial retention by the Company's existing securityholders of a portion of the Company's issued and outstanding securities) a substantial portion of the shares of common stock, preferred stock and other securities held by it (whether such sale is by way of purchase, merger, recapitalization or other form of transaction) and (including, in each case, its permitted transferees and assignees), upon the request of FSEP IV, each of the Stockholders shall sell the same percentages of shares of common stock, preferred stock and other securities beneficially owned by such Stockholder to such third party buyer pursuant to the terms and conditions negotiated by FSEP IV for the sale of the securities held by FSEP IV. Each of the Stockholders agrees to such sale and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale. Each of the Stockholders further agrees to timely take such other actions as FSEP IV may reasonably request as necessary in connection with the approval of the consummation of such sale, including voting all securities in favor of such sale and waiving any dissenters' rights and, din the event such transaction is structured as a recapitalization, agreeing to transfer and retain those percentages of securities as are requested by FSEP IV. Each Stockholder shall be required to make customary representations and warranties in connection with such transfer with respect to its own authority to transfer and its title to the securities transferred.

     The obligations of the Stockholders pursuant to this Section 5.2 shall continue after the consummation of an initial public offering but shall terminate once FSEP IV (including its permitted transferee's) percentage ownership of voting securities in the Company (calculated on a fully diluted basis) falls below 10%. The rights of FSEP IV under this Section 5.2 shall be assignable to a permitted transferee or to an entity which purchases at least 50% of the shares of Common Stock then held by FSEP IV and agrees to hold such Shares subject to the terms and conditions of this Agreement.

      5.3 TWO-YEAR RESTRICTION.  Notwithstanding any other provision of this
Article V, no Stockholder shall attempt to affect any Transfer of Shares to any person who is not a Stockholder for a period of two years beginning on the date of consummation of the transactions contemplated by the Merger Agreement.

      5.4 TRANSFER OF SHARES BY FSEP IV; RIGHTS OF INCLUSION.

          (a) Right of Inclusion.  FSEP IV agrees not to (i) sell all or any
              ------------------
portion of the shares of Common Stock of the Company it holds (the "FS SHARES") to any person that is not an affiliate of FSEP IV (individually, a "THIRD PARTY" and, collectively, "THIRD PARTIES") or (ii) exercise its rights of inclusion with respect to any shares of the Company's Common Stock transferred by Dennis Bearden to a Third Party, unless each Stockholder is given an opportunity to sell to the Third Party such number of Shares owned by such Stockholder as is determined in accordance with Section 5.4(c).

          (b) Third-Party Offer.  Prior to the consummation of any sale of all
              -----------------
or any portion of the FS Shares to a Third Party pursuant to Section 5.4(a), FSEP IV and/or Dennis Bearden shall cause each bona fide offer from such Third Party to purchase such FS Shares from FSEP IV (an "FS THIRD-PARTY OFFER") to be reduced to writing and shall send written notice of such FS Third-Party Offer (the "FS INITIAL OFFER NOTICE") to the Stockholders. Each FS Third-Party Offer shall include an offer to purchase Shares from the Stockholders in the amounts determined in accordance with Section 5.4(c), at the same time, at the same price and on the same terms as the sale by FSEP IV and, if applicable, Dennis Bearden, to the Third Party, and according to the terms and conditions of this Agreement. The FS Initial Offer Notice shall be accompanied by a true copy of the FS Third-Party Offer. If any Stockholder desires to accept the offer contained in the FS Initial Offer Notice, such Stockholder shall furnish written notice to FSEP IV, within 20 days after its receipt of the FS Initial Offer Notice, indicating such Stockholder's irrevocable acceptance of the offer included in the FS Initial Offer Notice and setting forth the maximum number of Shares such Stockholder agrees to sell to the Third Party (the "FS ACCEPTANCE NOTICE"). If such Stockholder does not furnish an FS Acceptance Notice to FSEP IV in accordance with these provisions by the end of such 20-day period, such Stockholder shall be deemed to have irrevocably rejected the offer contained in the FS Initial Offer Notice. All Shares set forth in the FS Acceptance Notice of such Stockholder together with the Shares proposed to be sold by FSEP IV and, if applicable, Dennis Bearden to the Third Party are referred to collectively as "ALL OFFERED SHARES". Within three days after the date on which the Third Party informs FSEP IV of the total number of Shares which such Third Party has agreed to purchase in accordance with the terms specified in the FS Initial Offer Notice, FSEP IV shall send written notice (the "FS FINAL NOTICE") to such Stockholder setting forth the number of Shares such Stockholder shall sell to the Third Party as determined in accordance with Section 5.4(c), which number shall not exceed the maximum number specified by such Stockholder in its FS Acceptance Notice. Within five days after the date of the FS Final Notice (or such shorter period as may reasonably be requested by FSEP IV to facilitate the sale), such Stockholder shall furnish to FSEP IV (i) a written undertaking to deliver, upon the consummation of the sale of Shares to the Third Party as indicated in the FS Final Notice, the certificates representing the Shares held by such Stockholder which will be transferred pursuant to such FS Third-Party Offer (such shares shall be referred to herein as the "STOCKHOLDER INCLUDED SHARES") and (ii) a limited power-of-attorney authorizing FSEP IV to transfer the Stockholder Included Shares pursuant to the terms of such FS Third-Party Offer. Each of FSEP IV, Dennis Bearden, if applicable, and such Stockholder shall be required to make representations and warranties in connection with such transfer with respect to its own authority to transfer and its title to the Shares transferred. In any such transaction, such Stockholder will cooperate with FSEP IV, Dennis Bearden, if applicable, and the Company to facilitate the transaction.

          (c) Allocation of Included Shares.  The maximum number of Shares that
              -----------------------------
may be sold by FSEP IV, Dennis Bearden, if applicable, the Stockholders and all other holders of the Company's Common Stock who have rights to participate in sales of FS Shares pursuant to written agreements by and between FSEP IV and any such holder (the "OTHER FS TAG-ALONG RIGHTS HOLDERS") in any sale governed by this Section 5.4 shall be (i) All Offered Shares in the event the Third Party has agreed to purchase All Offered Shares as well as all shares of the Company's Common Stock that the Other FS Tag-Along Rights Holders who have elected to participate in such sale seek to include in such sale, or (ii) such number of shares of the Company's Common Stock equal to the product of (A) the total number of shares of the Company's Common Stock which the Third Party has agreed to purchase times (B) a fraction, the numerator of which is the total number of shares of the Company's Common Stock owned by FSEP IV, Dennis Bearden, the Stockholders, or each Other FS Tag-Along Rights Holder who has elected to participate in such sale, as the case may be, specified in the FS Final Notice on the date of the FS Final Notice, and the denominator of which is the total number of shares of the Company's Common Stock, in the aggregate, owned on the date of the FS Final Notice by FSEP IV, Dennis Bearden, the Stockholders and the Other FS Tag-Along Rights Holders who have elected to participate in such sale; provided, however, that, in the event FSEP IV, Dennis Bearden, the Stockholders
--------  -------
or any Other FS Tag-Along Rights Holder elects to sell a number of shares of the Company's Common Stock which is less than the number of shares such holder could sell pursuant to clause (ii) above, the shares of the Company's Common Stock that the others of such holders can sell in such transaction shall be increased by an aggregate amount equal to the number of shares which any of the FSEP IV, Dennis Bearden, the Stockholders or any Other FS Tag-Along Rights Holder could have sold in such transaction but chose not to sell, and any such increase shall be allocated among such other holders on a pro rata basis based upon the total number of shares of the Company's Common Stock owned on the date of the FS Final Notice by such other holders.

          (d) Consummation.  FSEP IV shall have 180 days from the date of the FS
              ------------
Final Notice in which to sell to the Third Party the shares owned by FSEP IV, Dennis Bearden, if applicable, and the Stockholder Included Shares on terms which are not materially less favorable to the sellers of Shares than those specified in the applicable FS Initial Offer Notice; provided, however, that in
                                                     --------  -------
the event there is a decrease in the price to be paid by the Third Party for the Shares to be sold from the price set forth in the FS Initial Offer Notice, which decrease is acceptable to FSEP IV, other than material change in terms which are less favorable to FSEP IV, but which are acceptable to FSEP IV, FSEP IV shall notify the selling Stockholder of such decrease or change in terms, and such Stockholder shall have five business days from the date of receipt of the notice of such decrease or change in terms to reduce the number of Shares it will sell to such Third Party as previously indicated in the applicable FS Acceptance Notice, and the number of shares that all other participating stockholders (including Other FS Tag-Along Rights Holders) may transfer shall be increased in accordance with the provisions of Section 5.4(c). FSEP IV shall act as agent for such Stockholder in connection with such sale and shall cause to be remitted to such Stockholder the total sales price of the Stockholder Included Shares sold pursuant thereto, which consideration shall be in the same form as the consideration received by FSEP IV and as specified in the applicable FS Initial Offer Notice, net of such Stockholder's pro rata portion (based on the total value of the consideration received by such Stockholder compared to the aggregate consideration received by all stockholders in the transaction) of the reasonable out-of-pocket expenses (not including any expenses paid or payable to an affiliate of FSEP IV) incurred and paid by FSEP IV in connection with such sale. If and to the extent that, at the end of 180 days following the date of the FS Final Notice, FSEP IV has not completed the sale contemplated thereby, FSEP IV shall return to such Stockholder all certificates representing the Stockholder Included Shares and all powers-of-attorney which such Stockholder may have transmitted pursuant to the terms hereof.

          (e) Termination and Assignment.  The obligations of FSEP IV pursuant
              --------------------------
to the provisions of this Section 5.4 shall terminate upon the consummation of an Initial Public Offering. The rights granted to the Stockholders under this
Section 5.4 shall not be assignable except to a Permitted Transferee in accordance with Article IV, provided that the Permitted Transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the other Stockholders. A liquidating distribution by FSEP IV to its partners of the FS Shares shall not give rise to any rights under this Section 5.4.

                                   ARTICLE VI

                       INVOLUNTARY TRANSFER RESTRICTIONS

      6.1 INVOLUNTARY TRANSFERS. Whenever a Stockholder has any notice or knowledge of any attempted, impending or consummated involuntary Transfer of, or lien or charge upon any of, his Shares, whether by operation of law or otherwise, he shall give immediate written notice to the Company, Dennis Bearden, FSEP IV and the Other Stockholders specifying the number of Shares which are subject to such involuntary Transfer. Whenever the Company has notice or knowledge of any such attempted, impending or consummated involuntary Transfer, lien or charge, it shall give written notice to the Stockholder, Dennis Bearden and the Other Stockholders specifying the number of Shares which are subject to such involuntary Transfer. In either case, the Stockholder agrees to immediately disclose to the Company, Dennis Bearden and the Other Stockholders all pertinent information in his possession relating to the Transfer. If any Share is subjected to an involuntary Transfer, lien or charge, the Stockholder(s) and/or other record owner of such Shares shall be deemed an Offering Stockholder(s), and the Company shall at all times have the immediate and continuing option to purchase the subject Shares in accordance with Section
5.1 for each successive sixty (60) day period, except that the purchase price shall be as specified in Section 8.1 and the terms shall be as described in
Section 8.2, and any Shares so purchased shall in every case be free and clear of the Transfer, lien or charge. The purchase price shall first be paid directly to the holder of the encumbrance on the Shares in an amount sufficient to discharge the obligation underlying, and release, the encumbrance. The balance of the purchase price, if any, shall be paid to the selling Stockholder.

      6.2 TRANSFERS IN BANKRUPTCY. If a Stockholder or Stockholder's Spouse is the named debtor in bankruptcy or receivership proceedings and a Transfer of Shares is proposed or directed, the Company shall have an exclusive right of first refusal to purchase the named debtor Stockholder's Shares to the same extent as if such Transfer constituted an offer to sell Shares under Section 5.1, and the provisions of Section 5.1, except the purchase price shall be determined pursuant to Section 8.1 and the terms shall be as described in
Section 8.2, shall accordingly control the exercise of this right of first refusal.

                                  ARTICLE VII

                              PURCHASE UPON DEATH,
                      DIVORCE OR TERMINATION OF EMPLOYMENT

      7.1 DEATH OF STOCKHOLDER'S SPOUSE. If any Shares are owned by a Stockholder and his Stockholder's Spouse jointly and the Stockholder's Spouse predeceases the Stockholder, then the Stockholder immediately shall simultaneously send written notice to the Company, Dennis Bearden and the Other Stockholders specifying the date of death of his Stockholder's Spouse and the nature of the deceased Stockholder Spouse's interest in the Shares. Such interest may be Transferred directly to the Stockholder. If the Stockholder's Spouse predeceases the Stockholder and the Stockholder's Spouse's interest in the Shares is not Transferred directly to the Stockholder, then the Company, Dennis Bearden, FSEP IV and the Other Stockholders shall have the option to purchase the Stockholder's Spouse's interest in the Shares under the terms of
Section 7.2 as if the Stockholder rather than the Stockholder's Spouse had died, and all provisions of Section 7.2 shall apply. Upon the exercise of any such option, the legal representative or trustee of the deceased Stockholder's Spouse's estate shall be obligated to sell such interest, and perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement. In all other respects, the interest in the Shares of the Stockholder's Spouse shall be subject to the restrictions and terms of this Agreement.

      7.2 DEATH OF STOCKHOLDER. Upon learning of the death of any Stockholder, the Company immediately shall simultaneously send written notice to Dennis Bearden and the surviving Other Stockholders, specifying the date of death and the number of Shares owned by the deceased Stockholder (the "NOTICE"). For a period of sixty (60) days after the date on which the Notice is sent, Dennis Bearden, FSEP IV the surviving Other Stockholders and the Company shall have the option to purchase all or any portion of the Shares owned by such deceased Stockholder on the date of his death, in accordance with the provisions of
Section 5.1, except that the Offering Stockholder shall be the legal representative or trustee of the deceased Stockholder's estate, the purchase price shall be determined pursuant to Section 8.1, and the terms shall be as described in Section 8.2. Upon the exercise of any option under this Section 7.2, the legal representative or trustee of the deceased Stockholder's estate shall sell the deceased Stockholder's Shares to the Company, Dennis Bearden, FSEP IV and/or the Other Stockholders, as the case may be, and perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the provisions of this Agreement. If the Company, Dennis Bearden, FSEP IV and/or surviving Other Stockholder do not purchase all of such deceased Stockholders' Shares, then his estate and any beneficiaries of his estate to whom the estate distributes Shares shall be subject to the restrictions and provisions of this Agreement, and shall be treated as Permitted Transferees under the provisions of Article IV.

      7.3 LIFE INSURANCE. In order to fund the payment of the purchase price for the Shares which may be purchased under this Agreement on the death of any Stockholder, the Company may apply for and maintain permanent and/or term life insurance policies on the lives of any or all of such Stockholders in such amounts as it may deem appropriate and necessary. Each policy shall belong solely to the Company and, subject to the provisions of this Agreement, the Company reserves all the powers and rights of ownership of such insurance. The Company shall be named as the primary beneficiary of each policy and shall pay all premiums as they become due. No Stockholder shall exercise any of the powers of ownership of any policy by changing the named beneficiary, canceling the policy, electing optional methods of payment, converting the policy, borrowing against it, or in any way changing its nature, value, or the rights under the policy or policies. No proceeds of any insurance policy funded by the Company shall be available to the Other Stockholders for the purchase of Shares. Any dividends paid on any policy or policies before maturity or the insured's death shall be paid to the Company and shall not be subject to this Agreement. Upon an insured Stockholder's death, the Company shall file the necessary proofs of death and collect the proceeds of any outstanding policies of life insurance. All insurance proceeds obtained pursuant to this Section 7.3 shall be applied to pay the purchase price of the Shares in cash at the time of purchase, and any excess shall be added to the Company's working capital.

      7.4 DIVORCE OF STOCKHOLDER AND STOCKHOLDER'S SPOUSE. If any Shares are owned by a Stockholder and his Stockholder Spouse jointly, and the marriage of that Stockholder and his Stockholder Spouse is terminated by divorce or annulment, and that Stockholder does not obtain all of his Stockholder Spouse's interest in the Shares incident to the divorce or annulment, then the Stockholder shall simultaneously give written notice to the Company, Dennis Bearden, FSEP IV and the Other Stockholders within thirty (30) days after the effective date of the final, nonappealable divorce decree or of the annulment. The written notice shall specify the effective date of termination of the marriage and the number of Shares to which any interest retained by the Stockholder's former Stockholder Spouse relates. For a period of sixty (60) days after the effective date of termination of the marriage, the Stockholder shall have an exclusive option to purchase all or any portion of his former Stockholder Spouse's retained interest in the Shares at the purchase price specified in Section 8.1 and on the terms described in Section 8.2. The Stockholder's sixty (60) day option shall be exercised by delivering to his former Stockholder Spouse, the Company, Dennis Bearden, FSEP IV and the Other Stockholders a written notice specifying the number of Shares or interest in the Shares as to which the option is being exercised. If the Stockholder does not purchase all of his former Stockholder Spouse's interest in the Shares, then for a period of sixty (60) days after the lapse of the Stockholder's sixty (60) day option period, the Stockholder's Spouse shall be deemed an Offering Stockholder, and the Company, Dennis Bearden and the Other Stockholders shall have an exclusive option to purchase all or any portion of the former Stockholder Spouse's retained interest in the Shares in accordance with the provisions of
Section 5.1 except that the price shall be determined pursuant to Section 8.1 and the terms shall be as described in Section 8.2. If any option is exercised pursuant to this Section 7.4, then the former Stockholder's Spouse shall sell any interest in the Shares retained incident to divorce or annulment.

      7.5 TERMINATION OF EMPLOYMENT.

          (a) If the Company's employment of a Stockholder is terminated for any reason other than death, then such terminated person shall be deemed an Offering Stockholder, and the Company, Dennis Bearden, FSEP IV and the Other Stockholders, excluding the terminated person, shall have an exclusive option, but not the obligation, to purchase all or any portion of the Shares owned by the Offering Stockholder in the priorities of, and in accordance with, the provisions of Section 5.1, except that the price shall be determined pursuant to
Section 8.1 and the terms shall be as described in Section 8.2.

          (b) On termination of such a Stockholder-employee, the Company shall promptly give written notice to Dennis Bearden, FSEP IV and the Other Stockholders, as applicable, such notice specifying the termination date and the number of Shares owned by the Offering Stockholder.

          (c) For purposes of this Section 7.5, the term "Company" means the Company and its subsidiaries.

                                  ARTICLE VII

                            PURCHASE PRICE AND TERMS

      8.1 PURCHASE PRICE.

          (a) Whenever any Shares shall be offered at the "PURCHASE PRICE", or at any offering price determined with reference to the purchase price, the purchase price shall be the product of (i) quotient of (A) the Company's net book value as determined pursuant to generally accepted accounting principles (provided, that the calculation of the Company's net book value shall not include the effects of the recapitalization transactions contemplated by the Merger Agreement), divided by (B) the total number of Shares then issued and outstanding, determined in accordance with the Company's stock records, multiplied by (ii) the number of Offered Shares The calculations required by each of (A) and (B) of this Section 8.1 shall be made as of the last day of the month which immediately precedes the month during which the event occurs making it necessary or advisable to calculate the purchase price under this Section 8.1.

      8.2 PAYMENT OF PURCHASE PRICE. Payment of the purchase price for Shares purchased pursuant to this Agreement shall be made as follows provided that, (i) if Article V applies, the Company, Dennis Bearden, FSEP IV and the Other Stockholders may elect to purchase on terms specified in the notice of proposed Transfer instead of on the following terms, and (ii) the purchasing party, whether the Company, Dennis Bearden, FSEP IV or an Other Stockholder, may always elect to pay all or an additional part of the purchase price in cash instead of on the following terms:

          (a) On the closing date, the Company, Dennis Bearden, FSEP IV or the Other Stockholder(s) purchasing Shares shall deliver to the Offering Stockholder a down payment in cash equal to at least twenty percent (20%) of the total purchase price. The balance of the total purchase price shall be paid in accordance with the terms of a five (5) year recourse promissory note bearing interest at a rate equal to the lowest applicable federal interest rate for midterm notes as published by the Internal Revenue Service pursuant to Internal Revenue Code Section 1274(d), payable in sixty (60) equal monthly installments of principal and interest. The promissory note shall be substantially in the form of the attached EXHIBIT 8.2(a).

          (b) Upon receipt of the cash down payment and the five (5) year promissory note, the selling Stockholder shall deliver to the Company, Dennis Bearden, FSEP IV or the Other Stockholder(s) purchasing Shares, as the case may be, the number of Shares purchased, properly endorsed to the purchaser, or in the event of a purchase by a party other than the Company, accompanied by an executed stock transfer power.

          (c) The payment of all sums due under the promissory note shall be secured by a pledge of all of the Shares purchased in the transaction to which the promissory note relates. In the event of a default in payment of the principal or interest of the promissory note, the selling Stockholder shall have recourse against the Shares being held as collateral and shall have recourse against the purchaser of the Shares. The pledge agreement shall be substantially in the form of the attached EXHIBIT 8.2(b).

          (d) In the event the Company is the beneficiary of life insurance proceeds payable upon the death of a Stockholder, if the successor in interest of a Stockholder sells the Shares of the deceased Stockholder to the Company, the Company will utilize one hundred percent (100%) of the life insurance proceeds as a down payment for the Shares. The down payment will be payable on the Closing Date and the principal amount of the promissory note will be correspondingly reduced. If the life insurance proceeds are less than the twenty percent (20%) cash down payment described in Section 8.2(a), then the Company shall pay the difference in cash.

                                   ARTICLE IX

                                EFFECTIVE DATES

      9.1 CLOSING DATE. Whenever the Other Stockholders, FSEP IV, Dennis Bearden or the Company agree to purchase Shares under the terms of this Agreement, the closing date of the transaction shall be a business day and hour specified by the Company at a designated location. Unless the parties agree to the contrary, the closing date shall not be more than sixty (60) days after the occurrence of the event or notice which fixed the obligation to Transfer the Shares. Notice of the details of closing shall be furnished by the Company no later than ten (10) days prior to the closing date. At the specified time of closing, certificates for the Shares purchased shall be delivered, together with stock transfer instruments sufficient to effect the Transfer, duly endorsed by the transferring Stockholder and transferred of record to the respective purchasers against payment to the transferring Stockholder in cash or by certified check of the purchase price or the offering price.

      9.2 NOTICES; OFFERS; ACCEPTANCES. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the recipient at his address on file with the Company. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

                                   ARTICLE X

                                  ENFORCEMENT

      10.1 CREATION OF SUFFICIENT SURPLUS. In the event that the surplus of the Company shall prove to be legally insufficient (under then existing law) to enable the Company to exercise any options to purchase Shares, the Board, to the extent legally possible, shall take such actions, adopt such resolutions and cause such certificates and other documents to be filed as may be necessary to create sufficient surplus to permit the redemption or distributions, and the Stockholders agree to perform such acts, execute such instruments and vote their Shares in such a manner as may be necessary to authorize or ratify any action taken to create sufficient surplus.

      10.2 ENDORSEMENTS ON STOCK CERTIFICATES. Each share certificate representing Shares now owned or hereafter owned by the Stockholders or any transferee shall be conspicuously endorsed substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER UNDER THE TERMS OF AN AGREEMENT ENTERED INTO BY THIS COMPANY AND ITS STOCKHOLDERS WHICH PROVIDES FOR, AMONG OTHER THINGS, AN OPTION IN FAVOR OF THE COMPANY AND ITS STOCKHOLDERS TO PURCHASE THESE SECURITIES IN CERTAIN INSTANCES. THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

In addition, each Share certificate representing Shares now or subsequently owned by the Stockholders or any transferee shall bear such legends as may be required by the Delaware General Corporation Law, as amended, the Code and any other applicable laws or regulations, including, without limitation, legends substantially as follows:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

      10.3 BREACH. Any purported Transfer in breach of any provision of this Agreement shall be void and ineffectual; shall not operate to Transfer any interest or title in the purported transferee; and shall constitute an offer by the breaching Stockholder to sell his Shares to the Company, Dennis Bearden, FSEP IV and the Other Stockholders pursuant to the provisions of Section 5.1, provided that (a) the date of the offer for purposes of this Section 10.3 shall be the date on which the Company has actual knowledge of the purported Transfer, and (b) the price per Share shall be either (i) the purchase price specified in
Section 8.1 per Share at the time the offer should have been made pursuant to the terms of this Agreement, or (ii) the price per Share at the time the offer is made, whichever is less. In connection with any attempted Transfer in breach of this Agreement, the Company may hold and refuse to Transfer any Shares or any stock certificate tendered to it for Transfer, in addition to and without prejudice to any and all other rights or remedies which may be available to the Company, Dennis Bearden, FSEP IV or the Other Stockholders. Each party acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each other party shall be entitled to specific performance and injunctive and other equitable relief in case of any breach or attempted breach, and further agrees to waive any requirement for showing the inadequacy of damages or irreparable harm as a condition to obtaining injunctive or other equitable relief.

      10.4 GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement, including without limitation the relative rights of the Company, Dennis Bearden, FSEP IV and the Stockholders, shall be governed by the internal law, and not the law of conflicts, of Delaware.

      10.5 SEVERABILITY. If any one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, then the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   ARTICLE XI

                                     EFFECT

      11.1 PREVIOUS AGREEMENTS SUPERSEDED. This Agreement supersedes all previous agreements by and among the Company, the Stockholders and the Stockholders' Spouses relating to the Shares, and contains all agreements between the parties relating to the Shares.

      11.2 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, including the Company, Dennis Bearden, FSEP IV and their representatives, successors and assigns, as well as the Stockholders and the Stockholders' Spouses, their respective heirs, legatees, legal representatives and permitted assigns. If any Stockholder Transfers all of his Shares in conformity with the terms of this Agreement, he shall cease to be a party to this Agreement and shall have no further rights under this Agreement.

      11.3 STOCKHOLDERS' SPOUSES. The Stockholders' Spouses are fully aware of, understand, and fully consent and agree to the provisions of this Agreement and its binding effect on any interest that Stockholder's Spouse may have by reason of marriage to a Stockholder in any Shares subject to the terms of this Agreement held in the Stockholder's name on the stock records of the Company at or subsequent to the date of execution of this Agreement. Any obligation of a Stockholder or his legal representative to sell or offer to sell his Shares under the terms of this Agreement includes an obligation on the part of that Stockholder's Spouse to sell or offer to sell any interest she may have in the Shares in the same manner.

      11.4 REPRESENTATIONS AND WARRANTIES. Since all the parties to this Agreement are equally familiar with the business operations and financial condition of the Company, no party is making any representations or warranties concerning the business operations or financial condition of the Company. All parties hereto represent, warrant and covenant that they have full power and authority to enter into and perform this Agreement in accordance with its terms, and that they will perform all agreements made by them hereunder in accordance herewith.

      11.5 EFFECTIVENESS. This Agreement shall be effective concurrent with and only upon the consummation of the transactions contemplated by the Merger Agreement.

                                  ARTICLE XII

                           AMENDMENT AND TERMINATION

      12.1 AMENDMENT. This Agreement may be amended at any time by a written instrument executed by the Company (which will require Board approval) and the stockholders of the Company (including FSEP IV) holding the number of Shares which are required to take stockholder action under the Company's Articles of Incorporation, provided that no amendment shall adversely affect any rights of any party under this Agreement which have vested prior to amendment.

      12.2 TERMINATION. This Agreement shall terminate upon the occurrence of any of the following events:

          (a) Upon the written agreement of the Company (which will require Board approval) and the stockholders of the Company (including FSEP IV) holding the number of Shares which are required to take Stockholder action under the Company's Articles of Incorporation, provided that no termination shall affect adversely any rights which have vested prior to termination;

          (b) Upon naming of the Company as Debtor in bankruptcy proceedings for a period of sixty (60) days without dismissal, the execution by the Company of an assignment for the benefit of its creditors, the appointment of a receiver for the Company, or the voluntary or involuntary liquidation or dissolution of the Company; or

          (c) The Company's consummation of an Initial Public Offering; provided, that the obligation contained in Section 5.2 shall survive any Initial Public Offering until such obligation terminates in accordance with its respective terms.

      12.3 NOTICE. The Company promptly shall deliver written notice of any termination of this Agreement to all parties hereto.

                                  ARTICLE XII

                                OTHER AGREEMENTS

      13.1 "MARKET STAND-OFF" AGREEMENT.  Each Stockholder hereby agrees that,
(i) during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company and agreed to by a Required Interest following the effective date of a registration statement of the Company filed under the Securities Act, such Stockholder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by him at any time during such period except securities of the Company included in such registration and (ii) such Stockholder shall execute any and all agreements reasonably requested by such underwriter to enforce such lockup. In order to enforce this covenant, the Company may impose stop-transfer instructions with respect to any Shares until the end of such period. This Section 13.1 shall survive the termination of this Agreement.

                                  ARTICLE XIV

                                 MISCELLANEOUS

      14.1 GENDER AND CERTAIN REFERENCES. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. The terms "HEREOF", "HEREIN" or "HEREUNDER" shall refer to this Agreement as a whole and not to any particular Article or Section hereof. All titles and headings to Articles and Sections in this Agreement are included for convenience and ease of reference. Titles and headings shall not affect in any way the meaning or interpretation of Articles or Sections of this Agreement. Any references to specific Articles or Sections shall mean the Articles and Sections in this Agreement.

      14.2 COUNTERPARTS. This Agreement is executed in multiple counterparts, each of which shall be considered an original but all of which shall constitute one and the same instrument, and in making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                              STOCKHOLDER'S SPOUSE:

________________________________          __________________________________
Name ___________________________          Name _____________________________
Federal Tax I.D. No. ___________          Federal Tax I.D. No.______________
Address ________________________          Address __________________________
________________________________          __________________________________


COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: /s/ Jon D. Ralph
                                                   ---------------------
                                               Its: Vice President
                                                   ---------------------
Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                                   STOCKHOLDER'S SPOUSE:


/s/ Danny N. Errico                            /s/ Corrine Errico
--------------------------------               --------------------------------
Name  Danny N. Errico                          Name  Corrine Errico
     ---------------------------                     --------------------------
Federal Tax I.D. No. ###-##-####               Federal Tax I.D. No. ###-##-####
                    ------------                                   ------------
Address  21434 129/th/ Pl. S.E.                Address  21434 129/th/ Pl. S.E.
        ------------------------                       ------------------------
         Kent, WA 98031                                 Kent, WA 98031
        ------------------------                       ------------------------


COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                              STOCKHOLDER'S SPOUSE:


/s/ John M. Morotti                       /s/ Shari K. Morotti
----------------------------------        -----------------------------------
Name John M. Morotti                      Name Shari K. Morotti
    ------------------------------             ------------------------------
Federal Tax I.D. No. ###-##-####          Federal Tax I.D. No. ###-##-####
                    --------------                            ---------------
Address  6641 S. 38th St.                 Address  6641 S. 38th St.
        --------------------------                ---------------------------
         Phoenix, AZ 85040                         Phoenix, AZ 85040
        --------------------------                ---------------------------

COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                               STOCKHOLDER'S SPOUSE:


 /s/ Daryl. D. Morse
----------------------------------         ---------------------------------
Name  Daryl D. Morse                   Name
     -----------------------------          --------------------------------
Federal Tax I.D. No. ###-##-####       Federal Tax I.D. No.
                    --------------                          ----------------
Address  7560 W. Dewey Dr.                Address
        --------------------------                --------------------------
         Las Vegas, NV 89113
        --------------------------                --------------------------


COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                               STOCKHOLDER'S SPOUSE:


/s/ Richard Penick                          /s/ Patricia Penick
--------------------------------           --------------------------------
Name  Richard Penick                       Name  Patricia Penick
     ---------------------------                ---------------------------
Federal Tax I.D. No. ###-##-####           Federal Tax I.D. No. ###-##-####
                    ------------                               ------------
Address  P.O. Box 368                      Address  P.O. Box 368
        ------------------------                   ------------------------
         Anahuac, TX 77514                          Anahuac, TX 77514
        ------------------------                   ------------------------

COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                               STOCKHOLDER'S SPOUSE:


/s/ Charles Lee Littlepage                 /s/ Lori J. Littlepage
----------------------------------         -----------------------------------
Name  Charles Lee Littlepage               Name  Lori J. Littlepage
     -----------------------------              ------------------------------
Federal Tax I.D. No. ###-##-####           Federal Tax I.D. No. ###-##-####
                    --------------                          ------------------
Address   7505 Yaupon                      Address   7505 Yaupon
        --------------------------                 ------------------
          Austin, TX 78759                           Austin, TX 78759
        --------------------------                 ------------------

COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                               STOCKHOLDER'S SPOUSE:


/s/ R. Allan Kea                            /s/ Debra K. Kea
---------------------------------          ---------------------------------
Name  R. Allan Kea                         Name  Debra K. Kea
    -----------------------------               ----------------------------
Federal Tax I.D. No. ###-##-####           Federal Tax I.D. No. ###-##-####
                    -------------                             --------------
Address  4610 Derby Lane                   Address   4610 Derby Lane
       --------------------------                   ------------------------
         Smyrna, GA 30082                            Smyrna, GA 30082
       --------------------------                   ------------------------

COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                               STOCKHOLDER'S SPOUSE:


/s/ Richard A. Luke                        /s/ Cynthia R. Luke
----------------------------------         ---------------------------------
Name  Richard A. Luke                      Name  Cynthia R. Luke
     -----------------------------              ----------------------------
Federal Tax I.D. No. ###-##-####           Federal Tax I.D. No. ###-##-####
                    --------------                         -----------------
Address  11670 S. Kirkwood                 Address  11670 S. Kirkwood
        --------------------------                 -------------------------
         Stafford, TX 77477                         Stafford, TX 77477
        --------------------------                 -------------------------


COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                                  STOCKHOLDER'S SPOUSE:


/s/ Richard Penick, VP
------------------------------------------    --------------------------------
Name  Century Airconditioning Supply, Inc.    Name
     -------------------------------------         ---------------------------
Federal Tax I.D. No. 74-1842648               Federal Tax I.D. No.
                    ----------------------                         -----------
Address   6230 W. 34th St.                    Address
        ----------------------------------            ------------------------
           Houston, TX 77092
         ---------------------------------            ------------------------



COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                                 STOCKHOLDER'S SPOUSE:


/s/ Daniel F. Firkus                         /s/ Jessica Firkus
--------------------------------             ---------------------------------
Name  Daniel F. Firkus                       Name  Jessica Firkus
     ---------------------------                  ----------------------------
Federal Tax I.D. No. ###-##-####             Federal Tax I.D. No. ###-##-####
                    ------------                                 -------------
Address  338 FM 3013                         Address  338 FM 3013
        ------------------------                     -------------------------
         Sealy, TX 77474                              Sealy, TX 77474
        ------------------------                     -------------------------



COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                               STOCKHOLDER'S SPOUSE:


/s/ Jerry J. Muras                         /s/ Linda E. Muras
---------------------------------          ----------------------------------
Name  Jerry J. Muras                       Name  Linda E. Muras
     ----------------------------               -----------------------------
Federal Tax I.D. No. ###-##-####           Federal Tax I.D. No. ###-##-####
                    -------------                          ------------------
Address  11889 Doty Dr.                    Address  11889 Doty Dr.
        -------------------------                  --------------------------
         Conroe, TX 77303                           Conroe, TX 77303
        -------------------------                  --------------------------



COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden

     IN WITNESS WHEREOF, the Stockholders, Stockholders' Spouses, Dennis Bearden, FSEP IV and the Company have executed this Agreement on the day and year first written above.


STOCKHOLDER:                              STOCKHOLDER'S SPOUSE:


/s/ Vickie Reynolds                       /s/ Hobson Reynolds
---------------------------------         ----------------------------------
Name  Vickie Reynolds                     Name  Hobson Reynolds
    -----------------------------             ------------------------------
Federal Tax I.D. No. ###-##-####          Federal Tax I.D. No. ###-##-####
                    -------------                             --------------
Address   4911 Holly Tree                 Address   4911 Holly Tree
        -------------------------                 --------------------------
          Dallas, TX 75287                          Dallas, TX 75287
        -------------------------                 --------------------------



COMPANY:                                  FS EQUITY PARTNERS IV, L.P.,
                                          a Delaware limited partnership
Century Maintenance Supply, Inc.
                                          BY:  FS CAPITAL PARTNERS, LLC
                                          Its: General Partner

By: ___________________________
Name __________________________                By: ______________________

                                               Its: _____________________

Address _______________________
        _______________________



_______________________________
     Dennis Bearden